Insurance Reserves	12 Months Ended
Dec. 31, 2011
Insurance Reserves [Abstract]
Liability for Future Policy Benefits and Unpaid Claims Disclosure [Text Block]
Insurance Reserves
Changes in policy claims and other benefits payable were as follows:

	December 31,
	2011	2010	2009
	(In thousands)
Policy claims and other benefits payable, beginning of period	$229,895	$218,390	$225,641
Less reinsured policy claims and other benefits payable	233,346	184,381	174,221
Net balance, beginning of period	(3,451)	34,009	51,420
Incurred related to current year	142,685	221,601	485,629
Incurred related to prior year	391	177	(1,852)
Total incurred	143,076	221,778	483,777
Paid related to current year	(153,540)	(193,320)	(455,377)
Paid related to prior year	18,945	(35,313)	(47,741)
Total paid	(134,595)	(228,633)	(503,118)
Transferred to Citi reinsurers	—	(31,125)	—
Foreign currency	(206)	520	1,930
Net balance, end of period	4,824	(3,451)	34,009
Add reinsured policy claims and other benefits payable	236,930	233,346	184,381
Balance, end of period	$241,754	$229,895	$218,390
The decrease in incurred and paid balances since 2009 reflects the effect of the Citi reinsurance transactions executed in connection with our corporate reorganization. Because the Citi reinsurance transactions were executed on March 31, 2010 but transferred the economic impact of the agreements retroactive to January 1, 2010, we have reflected reinsured claims activity attributable to the underlying policies as a reduction to policy claims and other benefits payable in 2010 in the amount of $31.1 million.
Investment yield reserve assumptions at December 31, 2011 from 3.5% to 7.0% while investment yield assumptions ranged from 4.0% to 7.0% in 2010. During 2010, we lowered the interest rate assumption to reflect rates available in the current interest rate environment.